Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Marsico Focused Growth Portfolio

(the “Portfolio”)

Supplement dated June 16, 2016 to the

Summary Prospectus dated May 1, 2016

On May 25, 2016, the Board of Trustees (the “Board”) of SunAmerica Series Trust, including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a replacement of the subadviser of the Portfolio from Marsico Capital Management, LLC to Janus Capital Management, LLC (“Janus”). In connection with such replacement, the Board approved a change in the name of the Portfolio to “SA Janus Focused Growth Portfolio” and certain changes to the Portfolio’s principal investment strategies. These changes are expected to become effective on or about June 30, 2016.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on May 31, 2016 will receive a notice explaining how to access an information statement that contains additional information you should know about the Subadvisory Agreement. Shareholders should review carefully the specific changes to the Prospectus detailed below, which reflect the changes in name and principal investment strategies noted above.

Change in Portfolio’s Name

All references to the Portfolio as “SA Marsico Focused Growth Portfolio” are replaced with “SA Janus Focused Growth Portfolio.”

Advisory Fee Waiver

In the section entitled “Portfolio Summary: SA Marsico Focused Growth Portfolio – Fees and Expenses of the Portfolio,” the table of Annual Portfolio Operating Expenses is deleted in its entirety and replaced with the following:

Annual Portfolio Operation Expenses (expenses you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1 Fees)	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.90%	1.05%	1.15%
Fee Waiver and/or Expense Reimbursement(1)(2)	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.80%	0.95%	1.05%

[1]

Pursuant to an Advisory Fee Wavier Agreement, effective June 30, 2016 through April 30, 2017, the investment adviser, SunAmerica Asset Management, LLC (“SAAMCo”), is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SAAMCo is equal to 0.75% of average daily net assets. This waiver agreement may only be terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[2]	The expense table above has been restated to reflect a complete fiscal year of the contractual Advisory Fee Waiver Agreement that was instituted on June 30, 2016.

In addition, the “Expense Example” is deleted and replaced with the following:

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual fee waivers remain in effect only for the period ended April 30, 2017. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$82	$277	$489	$1,099
Class 2 Shares	$97	$324	$570	$1,274
Class 3 Shares	$107	$355	$623	$1,389

Change in Principal Investment Strategies and Principal Risks

The section entitled “Portfolio Summary: SA Marsico Focused Growth Portfolio – Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio is non-diversified and, thus, will generally hold a core position of 30 to 40 common stocks. The Portfolio invests primarily in common stocks of large-cap companies but may also invest in smaller, emerging growth companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities.

In selecting investments for the Portfolio, the subadviser seeks to invest in companies with distinct long-term competitive advantages, strong free cash flow generation and that trade at attractive valuations.

The subadviser applies a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The subadviser may reduce or sell the Portfolio’s investments in portfolio securities if, in the opinion of the subadviser, replacing a security with another is a more attractive investment, a security has reached full valuation, or the investment outlook for a security changes.

The risk factor entitled “Small- and Medium-Sized Companies Risk” is added to the section entitled “Portfolio Summary: SA Marsico Focused Growth Portfolio – Principal Risks of Investing in the Portfolio” as follows:

Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Change in Subadviser and Portfolio Managers

The section entitled “Portfolio Summary: SA Marsico Focused Growth Portfolio – Investment Adviser” and the table captioned “Portfolio Managers” are hereby deleted in their entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Janus Capital Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Doug Rao	2016	Portfolio Manager
Nick Schommer, CFA	2016	Portfolio Manager

Capitalized terms used herein but not defined have the meaning assigned to them by the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.